CERTIFICATION PURSUANT TO RULE 30A-2(a) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Philip R. McLoughlin, Chairman of Phoenix Series Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    January 10, 2005                   /s/ Philip R. McLoughlin
         --------------------               ------------------------------------
                                            Philip R. McLoughlin, Chairman
                                            (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix Series Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    January 10, 2005                   /s/ Nancy G. Curtiss
         --------------------               ------------------------------------
                                            Nancy G. Curtiss, Treasurer
                                            (principal financial officer)